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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: September 16, 1998 (August 24,
1998)

                              TADEO HOLDINGS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                      95-4228470
          --------                                      ----------
(State or other jurisdiction of                       (IRS Employer
Incorporation or organization)                      Identification Numbers)


                      42175 Grand River Avenue - Suite 101
                              Novi, Michigan 48735
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                              Tadeo Holdings, Inc.

                              --------------------

                               Brian D. Bookmeier
                                    President
                              Tadeo Holdings, Inc.
                      42175 Grand River Avenue - Suite 101
                              Novi, Michigan 48735
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (248) 374-9418
                     ---------------------------------------
         (Telephone number, including area code, of agent for service)

                                    Copy to:
                             Peter W. Rothberg, Esq.
                      Nixon, Hargrave, Devons, & Doyle LLP
                               437 Madison Avenue
                            New York, New York 10022
                                 (212) 940-3000
                     ---------------------------------------
         (Former name of former address, if changed since last report)

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     Item 5 - Other Events.

     On August 24, 1998 the Company amended its Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of Series A Redeemable Preferred Stock (the "Series A Preferred Stock") to provide that the Company may, upon five (5) days' written notice to each holder of the Series A Preferred Stock and at the Company's sole option, redeem all or a portion of the Series A Preferred Stock, pro rata with respect to the number of shares held by each stockholder thereof. The conversion ratio for the redemption of the Series A Preferred Stock is
5.9280844 shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), for each share of Series A Preferred Stock. The amendment was approved by the unanimous written consent of the Company's Board of Directors and the holders of all issued and outstanding shares of Series A Preferred Stock. By letter dated September 10, 1998, the Company gave notice of its intention to redeem all of the issued and outstanding Series A Preferred Stock, such redemption to be effective September 15, 1998. The number of shares of Series A Preferred Stock outstanding on the date of such notice was 229,950 and the number of additional shares of Common Stock to be issued and outstanding as a result of the redemption and conversion of the Series A Preferred Stock will be 1,363,163 shares.

     Item 7 - Financial Statements, Pro Forma Financial Information and
              Exhibits.

     (a)  Financial Statements of Business Acquired. Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c)  Exhibits

     1. Certificate of Amendment to Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of Series A Redeemable Preferred Stock dated August 13, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       TADEO HOLDINGS, INC.
                                           (Registrant)


Dated:  September 18, 1998             By: /s/ Brian D. Bookmeier
                                           ----------------------
                                           Brian D. Bookmeier, President and
                                           Chief Executive Officer